Exhibit 99.2

As used in this presentation, “we,” “us,” “our,” “our Company” and “the Company” refer to The Aaron’s Company, Inc. Statements in this presentation regarding our business that are not historical facts are “forward looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include factors such as (i) the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic and by us to combat the impact of the pandemic on our business, including the impact of the pandemic and such measures on: (a) demand for the lease-to-own products offered by us, (b) increases in lease merchandise write-offs and the provision for returns and uncollectible renewal payments, (c) our customers, including their ability and willingness to satisfy their obligations under their lease agreements, (d) our suppliers’ ability to provide us with the merchandise we need to obtain from them, (e) our associates (f) our labor needs, including our ability to adequately staff our operations, (g) our revenue and overall financial performance, and (h) the manner in which we are able to conduct our operations; (ii) changes in the enforcement of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; (iii) other types of legal and regulatory proceedings and investigations, including those related to customer privacy, third party and employee fraud and information security; (iv) our strategic plan, including our real estate repositioning and consolidation components of that plan, failing to deliver the benefits and outcomes we expect, with respect to improving our business in particular, and/or being more costly to implement than we had planned; (v) risks associated with the challenges faced by our Company, including the commoditization of consumer electronics and the high fixed-cost operating model of our Company; (vi) uncertainties as to the timing of the separation of our business from those of Progressive; (vii) the risk that the separation of our business from those of Progressive will not be completed successfully, or that the separation may be more difficult, time-consuming and/or costly than expected; (viii) the possibility that various closing conditions for the separation may not be satisfied; (ix) the possibility that the operational, strategic and shareholder value creation opportunities from the separation cannot be achieved; (x) the failure of the separation to qualify for the expected tax treatment; (xi) increased competition from traditional and virtual lease-to-own competitors, as well as from traditional and on-line retailers and other competitors; (xii) financial challenges faced by our franchisees, which we believe may be exacerbated by the COVID-19 pandemic and related governmental or regulatory measures to combat the pandemic; (xiii) weakening general market and economic conditions, especially as they may affect retail sales, unemployment and consumer confidence or spending levels; (xiv) cybersecurity breaches, disruptions or failures in our information technology systems and our failure to protect the security of personal information about our customers; (xv) our ability to attract and retain key personnel; (xvi) compliance with, or violation of, laws and regulations, including consumer protection laws; (xvii) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (xviii) our ability to improve operations and realize cost savings; (xix) our ability to access capital markets or raise capital, if needed; (xx) our ability to protect our intellectual property and other material proprietary rights; (xxi) changes in our services or products; (xxii) our ability to acquire and integrate businesses, and to realize the projected results of acquisitions; (xxiii) negative reputational and financial impacts resulting from future acquisitions or strategic transactions; (xiv) restrictions contained in our debt agreements; (xxv) our ability to execute the procedural and operational changes and systems necessary to successfully implement our centralized decisioning initiative, and the risk that our centralized customer lease decisioning will not be as effective or accurate as the decentralized, store-based decisioning process we historically used in our business; and (xxvi) the other risks and uncertainties discussed under “Risk Factors” in our Information Statement included as an exhibit to the Form 10 filed by the Company with the SEC. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “should”, “intend,” “belief,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “forecast,” “outlook,” and similar terminology. Statements in this presentation that are “forward-looking” include statements about our operating and economic advantages, and the benefits we expect to obtain from them; revenue and cash flow visibility; the strength of our balance sheet and our liquidity; the sustainability of our growth platforms; our capital allocation priorities and strategies; our ability to execute our growth strategy and business transformation initiatives, and the benefits we expect therefrom; our 2021 and medium term outlooks; and the planned separation of the Aaron's Business and Progressive Leasing business segments, the timing of any such separation, the expected benefits of the separation, and the future performance of our Company if the separation is completed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this presentation. This presentation contains financial information in a format not in accordance with generally accepted accounting principles in the United States (“GAAP”). Please see the appendix to this presentation for a definition of certain key performance indicators, such as same store revenues, and non-GAAP financial measures, such as EBITDA, adjusted EBITDA, adjusted EBITDA margin and free cash flow, shown in this presentation. Management believes that presentation of these non-GAAP and other financial measures are useful because it gives investors supplemental information to evaluate and compare the underlying operating performance from period to period. Non-GAAP financial measures, however, should not be used as a substitute for, or be considered superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of each non-GAAP financial measure to the nearest comparable GAAP financial measure is included in the appendices to this presentation. Please refer to our Information Statement included as an exhibit to the Form 10 filed by the Company with the SEC for further information on our use of non-GAAP financial measures. Safe Harbor Statement & Use of Non-GAAP Information

Agenda Financial Profile and Outlook Investment Highlights Strategic Priorities 1 2 Company Overview 4 3

Media and Investor Contact: Michael Dickerson, Vice President, Corporate Communications & Investor Relations mike.dickerson@aarons.com | (678) 402-3590 Douglas Lindsay Chief Executive Officer Served as President of the Aaron’s Business since February 2016 Prior to Aaron’s, served as CFO and COO of Ace Cash Express More than 25 years of experience leading companies in financial services and real estate industries Steve Olsen President Joined Aaron’s, Inc. in December 2016 as Chief Merchandising and Supply Chain Officer Promoted to Chief Transformation Officer in 2019 and subsequently to COO of the Aaron’s Business in 2020 More than 24 years of experience in retail leadership Kelly Wall Chief Financial Officer Served as Aaron’s, Inc. SVP of Finance and Treasurer since February 2017 Prior to Aaron’s, served as CFO of CNG Holdings, SVP of Finance for TMX Finance and was a managing director at Bank of America Merrill Lynch More than 25 years of finance and operations experience Today’s Presenters & Aaron’s Management Team

The Aaron’s Company Overview Source: Company Filings 1 All figures reflect Form 10 financials 2 Upholstered furniture and bedding only 3 As of 12/31/19 4 Other product categories comprise 3% of revenue 5 Consumer Electronics includes televisions, gaming and audio Geographic Footprint3 Key Product Categories (% Revenue)4 17 AK 2 AL 46 AR 22 AZ 31 CA 40 CO 17 FL 92 GA 83 IA 14 ID 9 IL 36 IN 37 KS 14 KY 33 LA 45 MI 36 MO 31 MS 30 MT 8 NC 83 ND 6 NE 8 NH 5 NJ 13 NM 21 NV 6 NY 33 OH 69 OK 26 OR 26 PA 60 RI 2 SC 38 SD 3 TN 48 TX 179 UT 4 VA 41 VT 3 WA 23 WV 14 WY 8 CT 12 DE 5 MA 16 MD 15 ME 6 Omni-Channel Rent-to-Own Model 65 Year Track Record (Founded 1955) 2.1+ Million Unique Customers Annually $1.8 Billion Revenue $165 Million Adj. EBITDA $106 Million Free Cash Flow Woodhaven Furniture Manufacturing (40% of Volume)2  Consumer Electronics5 (20%) Furniture (44%) Computers (6%) Home Appliances (27%) Key Highlights (2019 Financial Results)1 1,167 Company Stores 335 Franchise Stores 47 States, Canada & Puerto Rico 706 Markets 16 Fulfillment Centers 24/7 Shopping Aarons.com Aaron’s offers a compelling customer value proposition through an attractive, recurring-revenue business model

Key Investment Highlights Large, resilient customer base representing ~30% of the U.S. population Compelling customer value proposition driven by competitive pricing, high approval rates, and best-in-class customer service Digitally-enabled, omni-channel strategy that provides an integrated online and in-store experience Expect to grow earnings, expand margins, and generate strong free cash flow by optimizing store footprint and executing a digital-first strategy Debt-free balance sheet with significant available liquidity

Transformation Has Positioned Aaron’s for Growth Highly decentralized operating model Early-stage E-commerce platform 100% manual lease origination decisioning in stores Manual payment process with majority of payments occurring in stores Opportunities for refinement in merchandising, pricing and supply chain Over the last 5 years, we have made investments and operational changes to drive long-term growth and value creation Legacy real estate strategy and store design Standardized operating policies and processes E-com represented 13% of revenue in Q3 ‘20 and is expected to continue to grow revenue share 95% agreements processed through centralized decisioning 70%+ of payments occur remotely Improvements in average ticket, wholesale costs, and lease margin Data-driven market strategy with attractive new store concepts Pre-Transformation Today

Enhance people’s lives by providing easy access to high-quality products through affordable lease and purchase options Mission Simplify and Digitize the Customer Experience Align Store Footprint to Customer Opportunity Strategic Priorities Aaron’s Mission Guides Our Strategic Priorities Promote the Aaron’s Value Proposition

Aaron’s Offers a Compelling Customer Value Proposition Wholesale inventory costs Lease term flexibility Re-lease returned merchandise Low Monthly Payments Competitive Total Cost of Ownership Low customer acquisition costs Product return capabilities Advanced decisioning High Approval Rates Advanced proprietary decisioning algorithms Large repository of customer performance data Relationship-based local account servicing Same or Next Day Delivery Last mile capabilities Integrated supply chain Locally available inventory Customer Lifecycle Management Focus on customers achieving ownership High repeat business Advanced technology platforms Compelling value proposition supported by advanced omni-channel capabilities and existing infrastructure

Service, Repairs, & Collections Warehousing & Reverse Logistics Hard-to-replicate market footprint, logistics infrastructure, and dynamic store operating model create a competitive advantage Store Footprint Provides Foundation for Value Proposition Fast Delivery & Setup Shop Online or In Showroom Aaron’s stores are a distributed network of showrooms and servicing hubs embedded in our local communities

Leverage digital technology to streamline all key touchpoints in the customer journey Digitize the Journey Put the Customer in Control Accelerate Omni-channel Provide the customer with increased flexibility and choice in all aspects of their experience Add capabilities that provide a seamless shopping and servicing experience across all channels Proprietary technology platforms position us to reduce customer friction, lower cost-to-serve, and expand our competitive advantage Digital-First Strategy Enhances the Customer Experience

Agile and Flexible Decisioning improves lease pool performance and labor efficiency Model adjustments can be made instantly across all channels National rollout completed in Q2 2020 enables optimization of decisioning across all markets Creates significant differentiation between other direct-to-consumer (“DTC”) peers Available Chainwide Optimizes Profitability Competitive Advantage Allows for seamless online, mobile, or in-store approval process Omni-channel Capable Centralized Lease Decisioning Enhances Operating Model

Aarons.com is an Industry Leading E-Commerce Platform

Seamless Customer Experience

Fully Transactional	Broad Selection	Mobile First
End-to-end technology platform allows the customer to shop, qualify, start a lease, and schedule delivery	Access to in-store and in-warehouse merchandise, as well as additional offerings direct from well-known national suppliers	Online capabilities work seamlessly across smartphones, tablets, and computers



New, Younger Customers…

Aarons.com customers are 5 years younger than in-store

55% of Aarons.com customers have never shopped at Aaron's before

E-Com Revenue Growth YoY


30.7%
24.7%
39.2%
42.0%
2017
2018
2019
LTM

E-Com % of Lease Revenue


5.3%
6.7%
9.0%
11.4%
2017
2018
2019
LTM

Website Traffic (millions)


24.4
25.2
27.9
33.5
2017
2018
2019
LTM

Note: LTM is 12-month period ending 9/30/20

12

New Concept Stores Improve Customer Experience Easy-to-navigate, larger showrooms highlight expanded assortment Innovative operating model and technology enhance customer experience Value-engineered buildouts modernize the Aaron’s brand Analytics-driven market strategy aligns store footprint with our customer opportunity

Site selection is driven by data analytics and insights into where customers live, work, and shop Recurring revenue model produces compelling real estate consolidation opportunities A A A A A A A A 1 2 3 4 Illustrative Case Study Proposed Site Existing Stores 10 Miles 5 Miles 1 2 4 3 Illustrative Case Study Proposed Site Existing Store 10 Miles 5 Miles Real Estate Strategy Leads to Fewer, More Profitable Stores Plan to reduce our store count 20% – 30% over the next 5 years Expect increased capital efficiency, improved unit economics,  and strong free cash flow A Company Store Count 1 Represents the midpoint of our expected 20% - 30% reduction 1

Historical Financial Performance1 1 All figures reflect Form 10 financials 2 LTM is 12-month period ending 9/30/20 3 Includes Company-operated and franchise stores Revenue ($ millions) Total Store Count3 Same Store Revenues Adjusted EBITDA ($ millions) YoY Growth N/A 0.7% (0.6%) (2.5%) Margin 2 2 2 Net Change (138) (37) (185) (110) 10.1% 9.4% 9.3% 11.9%

Strong and Flexible Balance Sheet Liquidity at Spin Date2 ~$300M Capital Position at Spin Date1 Cash: $40M - $50M Debt: $0 1 Debt excludes capitalized leases of $1.2M 2 Liquidity includes $250M revolving credit facility 3 Subject to Board approval Expected Annual Dividend3 $10M - $15M We are committed to managing our balance sheet conservatively to provide the Company financial flexibility

Larger per-store portfolio Fewer stores Return to normalized collections Modest improvement in write-offs from historic levels Standalone public company costs Normalized labor expenses Strong profitability Working capital benefit from store closures Capex spend of $70M - $80M Adjusted EBITDA Margin Free Cash Flow1 Revenues Attractive profitability and cash flow generation expected in 2021 2021 Outlook 1 After capex and before impact of any dividends that may be approved by Board $1.6B - $1.7B 9% - 10% $70M – $80M

Adjusted EBITDA Margin Free Cash Flow1 Revenues 1 After capex and before impact of any dividends that may be approved by Board Initial decline followed by low single digit growth Margin expanding to 11.5% – 12.5% $60M – $90M per year 2021 – 2025 Outlook Strategy expected to drive improving profitability and capital efficiency Store count reduced 20% - 30% Higher revenue per-store Continued E-commerce growth Better portfolio performance Higher per-store volume drives positive operating leverage Improving margins Lower working capital Modest capex

A strong culture of compliance is foundational to our business Commitment to Regulatory Compliance Invest in seasoned regulatory and compliance teams and systems Conduct organization-wide ongoing training to support compliance programs Actively monitor and audit key risk areas and recommend compliance-related operating improvements Compensate management for achievement of compliance goals

Committed to the Environment, Our Communities, and Strong Corporate Governance Environmental Adopted waste-reduction programs resulting in recycling ~10 million pounds of materials annually Implemented comprehensive waste audit program at furniture manufacturing facilities Reduced amount of materials manufacturing facilities sent to landfills Social In 2021, completing significant funding and other resources to Boys & Girls Club of America; working on new multi-year commitment Provide financial support and internship programs to students of Morehouse College Sponsor Cristo Rey Atlanta Jesuit High School and provides employment opportunities for Cristo Rey students Partner with Warrick Dunn Charities’ Homes for the Holidays program, which celebrates single parents experiencing homeownership for the first time Governance Highest possible governance score from ISS (2020 Aaron’s, Inc.) Excellent internal and external pay parity, 97.6% shareholder support for 2020 Say on Pay referendum (2020 Aaron’s, Inc.) Committed to diversity at all levels of management and Board of Directors

Key Investment Highlights Large, resilient customer base representing ~30% of the U.S. population Compelling customer value proposition driven by competitive pricing, high approval rates, and best-in-class customer service Digitally-enabled, omni-channel strategy that provides an integrated online and in-store experience Expect to grow earnings, expand margins, and generate strong free cash flow by optimizing our store footprint and executing a digital-first strategy Debt-free balance sheet with significant available liquidity

Thank You

Appendix

Note: Expect to add additional Board members after completion of the spin. Board / Governance John W. Robinson III Chairman Aaron’s, Inc. (CEO & Board Member) Progressive (Former CEO) TMX (Former President & COO) Joined Board in November 2014 Kelly Barrett Home Depot (Former SVP of Home Services) Cousins Property, Inc. (Former CFO) Joined Board in May 2019 Walt Ehmer Waffle House (President & CEO) Joined Board in May 2016 Hubert Harris, Jr. Invesco North America (Former CEO) Joined Board in August 2012 Douglas Lindsay The Aaron’s Company, Inc. (CEO) Ace Cash Express (Former CFO & COO) Will join Board upon completion of spin transaction

We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).   We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. These non-GAAP financial measures, however, should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP, such as our GAAP basis results. Further, we caution investors that amounts presented in accordance with our definitions of non-GAAP adjusted EBITDA, adjusted EBITDA Margin, same store revenues, and free cash flow may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. We encourage investors to review our financial statements and other information filed with the SEC) in conjunction with the information included in this presentation. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables of the Appendix of this presentation. The reconciliations provide additional information as to the items and amounts that have been excluded from the adjusted non-GAAP measures.   Non-GAAP adjusted EBITDA and adjusted EBITDA margin are supplemental measures of our performance that are not calculated in accordance with generally accepted accounting principles in the United States. The adjusted EBITDA figures presented in this presentation are calculated as earnings before interest expense, depreciation on property, plant and equipment, amortization of intangible assets and income taxes. Adjusted EBITDA also excludes the adjustments described in the reconciliation of GAAP net earnings and adjusted EBITDA included in the appendix of this presentation. Adjusted EBITDA Margin is calculated by dividing adjusted EBITDA by revenues. Management believes that the adjusted EBITDA and adjusted EBITDA margin metrics provide relevant and useful information, and are widely used by analysts, investors and competitors in our industry as well as by our management in assessing our performance. Furthermore, adjusted EBITDA provides management and investors with an understanding of the results from the primary operations of our business by excluding the effects of certain items that are not reflective of the ordinary earnings activity of our operations or transactions that have variability and volatility of the amount. This measure may be useful to an investor in evaluating the underlying operating performance of our business.   Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing The Aaron’s Company’s ability to fund future business transformation initiatives and, subject to the approval of its Board, returns of capital to its shareholders.   Same store revenues is a key performance indicator calculated by comparing store revenues for the twelve months ended December 31, 2019 to revenues for the comparable period in 2018 for all stores open for the entire 24-month period ended December 31, 2019, excluding stores that received lease agreements from other acquired, closed or merged stores. We believe that this is a useful metric as it demonstrates the growth of our stores yet excludes operational anomalies such as acquisitions, closures and merges that may otherwise impact the comparability of our store performance.   When we provide forward looking expectations of adjusted EBITDA, adjusted EBITDA margin, and free cash flow, a reconciliation of differences between the non-GAAP expectations and the corresponding GAAP measures generally are not available without unreasonable effort due to high variability, complexity, and limited visibility as to items that would be excluded from the GAAP measure in the relevant future period such as restructuring charges related to our business transformation initiatives, including real estate repositioning, and other operational costs we may incur in connection with, and after, becoming a separate, publicly traded company, including, for example, additional personnel costs that we may not have fully anticipated. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. Use and Definitions of Non-GAAP and Other Financial Measures

Reconciliation to Adjusted EBITDA Note: All figures reflect Form 10 financials

Reconciliation of Adjusted EBITDA to Free Cash Flow Note: All figures reflect Form 10 financials